                                                                    EXHIBIT 3.14

                 STATE OF MISSOURI OFFICE OF SECRETARY OF STATE
                        ROY D. BLUNT, SECRETARY OF STATE
[SEAL]

                            ARTICLES OF INCORPORATION
        (To be submitted in duplicate by an attorney or an incorporator)

         The undersigned natural person(s) of the age of eighteen years or more for the purpose of forming a corporation under The General and Business Corporation Law of Missouri adopt the following Articles of Incorporation:

                                   ARTICLE ONE

         The name of the corporation is: The Missouri Gaming Company.

                                   ARTICLE TWO

     The address, including street and number, if any, of the corporation's initial registered office in this state is: 906 Olive Street, St. Louis, Missouri 63101 and the name of its initial agent at such address is C T CORPORATION SYSTEM.

                                  ARTICLE THREE

     The aggregate number, class and par value, if any, of shares which the corporation shall have authority is issue shall be:

Number                     Class                     Par Value
------                     -----                     ---------
1000                       Common                        $.01

     The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows:

                                      none

                                  ARTICLE FOUR

     The extent, if any, to which the preemptive right of a shareholder to acquire additional shares is limited or denied.

                                       N/A

                                   ARTICLE FIVE

         The name and place of residence of each incorporator is as follows:

Name                          Street                               City
Jonathan L. Miles        906 Olive Street                   St. Louis, MO 63101


                                   ARTICLE SIX
           (Designate which and complete the applicable paragraph.)

/ / The number of directors to constitute the first board of directors is __________. Thereafter the number of directors shall be fixed by, or in the manner provided in the bylaws. Any changes in the number will be reported to the Secretary of State within thirty calendar days of such change.

         OR

/ / The number of directors to constitute the board of directors is One (1). (The number of directors to constitute the board of directors must be stated herein if there are to be less than three directors. The persons to constitute the first board of directors may, but need not, be named.)

                                  ARTICLE SEVEN

         The duration of the corporation is perpetual.

                                  ARTICLE EIGHT

         The corporation is formed for the following purposes:

                  To engage in any lawful act or activity for which corporations may be organized under The General and Business Corporation Law of Missouri, as amended.

                  To establish and operate a casino or riverboat gaming operation subject to the Missouri Constitution and applicable Missouri statutes and regulations promulgated thereunder.

         IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 31st day of March, 1993.


                                             /S/ JONATHAN L. MILES
                                             --------------------------------
                                             Jonathan L. Miles


                                             --------------------------------

                                             --------------------------------

                                             --------------------------------

State of Missouri                           )
                                            )        ss
City of St. Louis                           )


         I, Steven A. Gramlich, a Notary Public, do hereby certify that on this 31st day of March, 1993, personally appeared before me, Jonathan L. Miles (and _________________________,) who being by me first duly sworn, (severally) declared that he is (they are) the person(s) who signed the foregoing document as incorporator(s), and that the statements therein contained are true.



NOTARIAL SEAL                          /s/ Steven A. Gramlich
                                       --------------------------------------
                                                 Notary Public

                                       Steven A. Gramlich

                                       My commission expires 6/2/95
                                                             ----------------

                                STATE OF MISSOURI
[SEAL]              Rebecca McDowell Cook, Secretary of State
                     P.O. Box 778, Jefferson City, Mo.  65102
                               Corporate Division


                     STATEMENT OF CHANGE OF BUSINESS OFFICE
                              OF A REGISTERED AGENT

-------------------------------------------------------------------------------
                                  INSTRUCTIONS

1. The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2.   P.O. Box MAY ONLY be used in conjunction with Street, Route or Highway.

3.   Agent and address must be in the State of Missouri.

4. The corporation or limited partnership cannot act as its own registered agent. The registered agent should sign in his individual name, unless the registered agent is a corporation, which which case the execution should be by proper officers.
-------------------------------------------------------------------------------

                                             Charter No.         00378944
                                                         ----------------------

         The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act in Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

1.  The name of the corporation/limited partnership is The Missouri Gaming
    Company.

2.  The name of this registered agent is C T Corporation System.

3. The address, including street number, if any, of the present business office of the registered agent is 906 Olive Street, St. Louis, Missouri 63101.

4. The address, including street number, if any, of the business office of the registered agent is hereby changed to 120 South Central Avenue, Clayton, Missouri 63105.

5. Notice in writing of the change has been mailed by the registered agent to the corporation/limited partnership named above.

6. The address of the registered office of the corporation/limited partnership named above and the business office of the registered agent, as changed, is identical.

        (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT
                              IS A NATURAL PERSON)

         IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this _____ day of ____________________________,
19__________.



                                       ---------------------------------------
                                            Signature of Registered Agent


State of ______________________             )
                                            ) ss
County of ____________________              )

         On this _________________ day of __________________________, in the
year 19______, before me, _____________________________________________, a
Notary Public in and for said state, personally appeared __________________________________ known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that _____________ executed the same for the purposes therein stated.



                                       ---------------------------------------
                                                    Notary Public

         (NOTARIAL SEAL)

                                       My commission expires
                                                             ------------------


(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A CORPORATION)

         IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its president or vice president, attested by its secretary or assistant secretary this 27th day of March, 1998.

     (CORPORATE SEAL)   NONE           C T Corporation System
                                       ---------------------------------------
                                                 Name of Corporation

                                       /S/ ILLEGIBLE
                                       ---------------------------------------
                                             President or Vice President

         IF NO SEAL, STATE "NONE:.


Attest:

  /S/  ILLEGIBLE
---------------------------------------
   Secretary or Assistant Secretary


State of New York                   )
                                    ) ss
County of New York                  )


On this 27th day of March in the year 1998, before me Theresa Alfieri, a Notary Public in and for said state, personally appeared

          Kenneth J. Uva              ,             Vice President            .
--------------------------------------  --------------------------------------
               Name                                       Title

        C T Corporation System               known to me to be the person who
--------------------------------------------
         Name of Corporation

executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

                                          /S/ ILLEGIBLE
                                       ---------------------------------------
                                                      Notary Public


(NOTARIAL SEAL)                        My commission expires 12/31/99
                                                             -----------------